UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 14, 2006

SG MORTGAGE SECURITIES, LLC

(as depositor under a Pooling and Servicing Agreement, dated as of December 1, 2006,

providing for, inter alia, the issuance of SG Mortgage Securities Trust

2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2)

SG MORTGAGE SECURITIES, LLC,

on behalf of SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2

(Exact name of registrant as specified in its charter)

Delaware	333-131973-02	20-2882635
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1221 Avenue of the Americas New York, New York	10020
(Address of principal executive office)	(Zip Code)

(212) 278-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Section 8 – Other Events.

ITEM 8.01. Other Events.

On December 14, 2006, the Registrant will cause the issuance and sale of SG Mortgage Securities Trust 2006-OPT2 Asset-Backed Certificates, Series 2006-OPT2, Class A-1, Class A-2, Class A-3A, Class A-3B, Class A-3C, Class A-3D, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7, Class M-8, Class M-9, Class M-10 and Class M-11, Class CE, Class P, Class R Certificates (the “Certificates”) pursuant to a Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated as of December 1, 2006, among the Registrant, as depositor, Option One Mortgage Corporation (“Option One”), as servicer, Wells Fargo Bank, N.A., as master servicer, custodian and securities administrator (in its capacity as securities administrator, the “Securities Administrator”), and HSBC Bank USA, National Association, as trustee (the “Trustee”).

Copies of the opinions of Mayer, Brown, Rowe & Maw LLP with respect to legality of the Certificates and with respect to certain federal tax matters, together with related consents of Mayer, Brown, Rowe & Maw LLP to the incorporation by reference of such opinions as exhibits to the Registration Statement, are filed as Exhibits to this Report.

Section 9 – Financial Statements and Exhibits

ITEM 9.01 (c). Exhibits.

(c)	Exhibits: The following Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed.

5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SG MORTGAGE SECURITIES, LLC

By:	/s/ Arnaud Denis
Name:	Arnaud Denis
Title:	President

Dated: December 14, 2006

Exhibit Index

Exhibit No.	Description
Exhibit 5.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to legality.

Exhibit 8.1	Opinion of Mayer, Brown, Rowe & Maw LLP with respect to certain tax matters.

Exhibit 23.1	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 5.1).

Exhibit 23.2	Consent of Mayer, Brown, Rowe & Maw LLP (included in opinion filed as Exhibit 8.1).